LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

SUPPLEMENT DATED SEPTEMBER 20, 2011

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED FEBRUARY 28, 2011, OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 28, 2011, as supplemented on July 8, 2011 and September 20, 2011, and as may be amended or further supplemented, and the fund’s statement of additional information, dated February 28, 2011, as supplemented on February 28, 2011, April 8, 2011, May 4, 2011 and September 20, 2011, and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

Effective as of October 1, 2011, the following text replaces the section titled “Management” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Management

Investment manager: Legg Mason Capital Management, LLC (“LMCM”)

Portfolio managers: Sam Peters, CFA and Albert Grosman are portfolio managers for the fund and share day-to-day responsibility for managing the fund’s portfolio. Mr. Peters is a Senior Vice President and Portfolio Manager for LMCM and became a portfolio manager for the fund in 2005. Mr. Grosman is a Portfolio Manager for LMCM and became a portfolio manager for the fund in October 2011.

Effective as of October 1, 2011, the following text replaces the section labeled “More on fund management—Portfolio manager” in the fund’s Prospectus:

Portfolio managers

Sam Peters, CFA and Albert Grosman are portfolio managers for the fund and share day-to-day responsibility for managing the fund’s portfolio. Mr. Peters is a Senior Vice President and Portfolio Manager for LMCM and became a portfolio manager for the fund in 2005. Mr. Grosman is a Portfolio Manager for LMCM and became a portfolio manager for the fund in October 2011.

Mr. Peters has been employed by LMCM since April 2005. He is currently a Senior Vice President and Portfolio Manager for LMCM. Mr. Peters also serves as a portfolio manager for the Legg Mason Capital Management Value Trust. Prior to joining LMCM, Mr. Peters worked for Fidelity Management & Research as a portfolio manager.

Mr. Grosman joined Legg Mason Capital Management in 2007 as a security analyst. In July, 2009, Mr. Grosman was named portfolio manager for LMCM’s small cap equity strategy. Prior to joining LMCM, Mr. Grosman worked as an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

The following table is added to the Statement of Additional Information under the section entitled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Special Investment Trust:

Albert Grosman

Albert Grosman serves as a portfolio manager to Special Investment Trust. The table below provides information regarding other accounts for which Mr. Grosman has day-to-day management responsibility.

As of August 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Registered Investment Companies	None	0	None	0
Other pooled investment vehicles	1	1,680,088	None	0
Other accounts	1	1,071,402	None	0

As of August 31, 2011, Mr. Grosman beneficially owned shares of Special Investment Trust with a value between $10,001 – $50,000.

Mr. Grosman is paid a fixed salary and a bonus. Bonus compensation is reviewed annually and is tied to the value the portfolio manager added to the adviser’s investment process, the quality and timeliness of his analysis work, and the overall results of the adviser. Mr. Grosman also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions.

Mr. Grosman is also eligible to receive an annual long term incentive bonus plan award. This plan gives employees an opportunity to participate in the long term success of the adviser. Mr. Grosman may also be eligible to receive stock options from Legg Mason, Inc., the parent company of the adviser, based upon an assessment of his contribution to the success of the company.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

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